Investor Presentation November 2024

2 Forward looking statements This presentation has been prepared by Bowhead Specialty Holdings Inc. (“we,” “us,” “our,” “Bowhead” or the “Company”) on a confidential basis for the exclusive use of the party to whom Bowhead delivers this presentation. This presentation has been prepared by Bowhead for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Bowhead or any officer, director, employee, agent or advisor of Bowhead. This presentation does not purport to be all inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Bowhead assumes no obligation to update any information or statement after the date of this presentation as a result of new information, subsequent events, or any other circumstances. We request that you keep any information at this meeting confidential and that you do not disclose any of the information to any other parties without the Company's prior express written permission. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations are forward-looking statements. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “should”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. However, not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not related to present facts or current conditions or that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our consolidated results of operations, financial condition, liquidity, prospects and growth strategies and the industries in which we operate, and including, without limitation, statements relating to our future performance. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which are beyond our control. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation as a result of various factors, including among others, the factors discussed under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations, market position and market opportunity, is based on our management’s estimates and research, as well as industry and general publications and research, surveys and studies conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. We believe that the information from these third-party publications, research, surveys and studies included in this presentation is reliable. Management’s estimates are derived from publicly available information, their knowledge of our industry and their assumptions based on such information and knowledge, which we believe to be reasonable. This data involves a number of assumptions and limitations which are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause our future performance to differ materially from our assumptions and estimates. This presentation contains references to our trademarks and service marks and to those belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. “Non-admitted” or excess and surplus (“E&S”) lines refers to policies generally not subject to regulations governing premium rates or policy language. We also consider insurance written on an admitted basis through either the New York Free Trade Zone or similar commercial deregulation exemptions available in certain jurisdictions, and as a result free of rate and form restrictions, to be E&S business. This presentation contains certain financial measures that are not presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). Under U.S. securities laws, these measures are called “non-GAAP financial measures.” We use these non-GAAP financial measures when planning, monitoring and evaluating our performance. We believe these non-GAAP financial measures give our management and other users of our financial information useful insight into our underlying business performance. You should not rely on these non- GAAP financial measures as a substitute for any U.S. GAAP financial measure. While we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered supplemental in nature and is not meant to be an alternative to our reported results prepared in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate such measures differently, which reduces their usefulness as comparative measures. For a reconciliation of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures, see the Appendix of this presentation.

3 Our key investment highlights Focused on profitable, growing lines in attractive E&S market Strong underwriting culture with fully-integrated and accountable value chain Ability to deliver differentiated profitability across market cycles Clean balance sheet with no reserves from accident years prior to 2020 Commitment to long-term value generates strong returns, making us well-positioned for continued growth Highly experienced and entrepreneurial management team Deep, long-standing distribution relationships based on expertise, service and mutual benefit 1 2 3 6 7 5 4

4 Bowhead: Who we are Growing and profitable E&S focused specialty P&C business founded and led by industry veteran, Stephen Sills, and supported through a strategic partnership with American Family Mutual Insurance Company, S.I. (“AmFam”) Underwriting-first culture led by people with proven track records “Craft” solutions in attractive markets with strong tailwinds Sustainable underwriting across market cycles

5 Bowhead: By the numbers Note: 1 Last twelve months (“LTM”) ended September 30, 2024; 2 Combined ratio for the last twelve months ended September 30, 2024 was comprised of a 65.2% loss ratio and a 31.8% expense ratio. The loss ratio is based on loss picks informed by industry data rather than only using internal data from our limited operating history. Movement in loss ratio from last year reflects a shift in the mix of our business to a greater percentage of our book being in Casualty, where industry loss ratios have deteriorated. We did not take down any reserves, nor did we experience any loss activity in excess of our own expectations. The expense ratio is impacted by the $3.3 million of additional net earned premium from a large audit premium, partially offset by our continued investment in the business and the $1.3 million acceleration of remaining stock-based compensation costs associated with Class P interests through operating expenses; 3 YTD September 2024 adjusted ROE is calculated as adjusted net income divided by the average of mezzanine and stockholders’ equity as of December 31, 2023 and September 30, 2024. For the nine months ended September 30, 2024, adjusted net income is annualized to arrive at adjusted ROE. Adjusted ROE was impacted by the $210.4 million increase in mezzanine equity and stockholders’ equity and a $5.2 million reduction in after tax net income as a result of our initial public offering. Adjusted ROE and adjusted net income are Non-GAAP financial measures. See “Non-GAAP Reconciliation” on slide 18 for a reconciliation of the non-GAAP financial measure to the most directly comparable U.S. GAAP measure; 4 Leadership team includes Stephen Sills, David Newman, Jeff Saunders, Daniel Gamble and Lainie Dorneker. Key highlights3 underwriting divisions LTM Q3’24 GWP1: $657MM 61% 24% Professional Liability 15% Casualty Healthcare Liability 97.8% LTM September 2024 Combined ratio2 13.7% YTD September 2024 Adjusted ROE3 $657MM LTM Q3’241 GWP 76% LTM Q3’241 GWP written on E&S basis 30+ Average years of experience of leadership team4 42% 2022 – LTM Q3’241 GWP CAGR

6 Highly experienced and entrepreneurial management team Name and position Years of industry experience Leadership role prior to joining Bowhead Prior professional experience Stephen Sills Founder and CEO 48 Chairman and CEO of CapSpecialty David Newman Chief Underwriting Officer 45 Chief Underwriting Officer of Allied World’s Global Markets division Brad Mulcahey Chief Financial Officer 21 Chief Financial Officer of Berkley Select, a division of W.R. Berkley Corp Maria Morrill, P.H.D., FCAS Chief Actuary 24 Senior Vice President at Allied World Chris Butler, JD Head of Claims 20 Managing Director, Professional Liability Claims at Markel Jeff Saunders Head of Casualty 36 Head of Wholesale at Navigators Group Dan Gamble Head of Professional Liability 30 Managing Director, Management & Professional at Markel Lainie Dorneker, JD Head of Healthcare Liability 20 President of IronHealth, Ironshore’s Healthcare Professional Liability and Financial Lines division Executive Risk

7 Focused on profitable, growing lines in attractive E&S market $27 $28 $29 $29 $31 $34 $39 $46 $61 $73 $83 44.6% 50.4% 49.0% 57.8% 70.9% 63.9% 60.5% 68.1% 62.7% 61.1% 51.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $20 $30 $40 $50 $60 $70 $80 $90 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 DPW Loss ratio Expanding Commercial E&S Market ($Bn) Bowhead launch (September 2020) Source: S&P Global; Note: E&S premiums sourced per S&P Global based on license types in Schedule T of statutory filings ’20-’23 DPW CAGR: 22% ’20-’23 Avg. Loss Ratio: 60.7%

8 E&S premiums1 as % of 2023 GAAP GWP Focused on profitable, growing lines in attractive E&S market (cont’d) Source: S&P Global; Note: 1 Represents 2023 statutory direct written premiums; 2 Markel U.S. GAAP GWP includes program services and fronting; 3 For the year ended December 31, 2023; 4 Represents Other Liability: Occurrence, Other Liability: Claims Made and Medical Professional Liability: Claims Made ⚫ We are focused on profitable and growing lines within the ~$83 billion U.S. commercial E&S market³ ⚫ Our target markets4 have undergone meaningful dislocations and have outperformed the broader U.S. commercial E&S market by an average of 4 loss ratio points since 2019 100% 79% 44% 42% 40% 28% 26% 13% 0% 2

9 Strong underwriting culture with fully-integrated and accountable value chain In-house underwriting expertise “Craft” solutions and product development Integrated actuarial, claims and legal Comprehensive reinsurance program Customized technology platform Long-term distribution relationships ⚫ We do not delegate underwriting to outside parties, which is a key component of our fully-integrated model ⚫ Our platform was built to enable us to deliver our custom solutions to clients while consistently generating underwriting profit within our business

10 Ability to deliver differentiated profitability across market cycles Craft Products at Founding Craft Products Today Excess Practice Excess Projects Primary Practice Primary Projects Excess Other¹ Primary Other Private D&O E&O Public D&O Financial Institutions Cyber Hospitals Senior Care Managed Care HCML Miscellaneous Medical Facilities Casualty Professional Liability Healthcare Liability D&O ✓ Highly experienced team with previous leadership positions at leading insurance companies ✓ Specific subject matter experts with proven track records of generating underwriting profits within the lines they write ✓ Created primary capabilities across all our products as part of cycle management strategy ✓ Strong and disciplined underwriting culture built around rigorous analytical tools (“BRATs”) and cross- functional collaboration (“Roundtables”) Underwriting matters—and is our key value proposition Note: 1 Excess Other includes Public Entity Environmental New product

11 Clean balance sheet with no reserves from accident years prior to 2020 ⚫ 100% cash, short-term investments and investment grade portfolio with no equity or alternative investment risk ⚫ Fixed income book and market yields of 4.7% as of 09/30/2024 ⚫ Weighted average effective duration of 2 years and an average credit rating of “AA” as of 09/30/2024Conservative investment portfolio ⚫ Diversified and attractive specialty P&C portfolio with no catastrophe exposure ⚫ Reflects continuously favorable rate environment with no business or reserves from pre-2020 accident years Free from legacy reserves ⚫ No debt outstanding and no intangibles ⚫ 400%+ RBC ratio as of 12/31/2023 ⚫ All reinsurers have A.M. Best rating of “A” or better as of 09/30/2024 Prudent financial profile

12 13.1% 19.0% 14.2% 2022 2023 3Q'24 4 94.6% 95.0% 94.4% 61.1% 63.0% 64.5% 33.5% 32.0% 29.9% 2022 2023 3Q'24 2 2021 2022 2023 3Q'23 3Q'24 Robust growth and commitment to long-term value creation Note: 1 Expense ratio for the three months ended September 30, 2024 was impacted by $3.3 million of additional net earned premium from a large audit premium fully earned in the quarter; 2 Loss ratio for the three months ended September 30, 2024 are based on loss picks informed by industry data rather than only using internal data from our limited operating history. Movement in loss ratio from last year reflects a shift in the mix of our business to a greater percentage of our book being in Casualty, where industry loss ratios have deteriorated. We did not take down any reserves, nor did we experience any loss activity in excess of our own expectations; 3 Non-GAAP financial measure. See “Non-GAAP Reconciliation” on slide 18 for a reconciliation of the non-GAAP financial measure to the most comparable U.S. GAAP measure; 4 Adjusted ROE for three months ended September 30, 2024 was impacted by the $210.4 million increase in mezzanine and stockholders’ equity. Robust growth Attractive profitability Strong returns Adjusted ROE3 $224 $357 $508 GWP ($MM) Casualty Professional Liability Healthcare Liability $11 $26 Adj. net income ($MM)3 Combined Ratio Loss Ratio Expense ratio $149 $197 $13 1

13 Well-positioned for continued growth Grow market share through superior industry relationships Benefit from rate increases in some lines Expand account size and/or geographic appetite as market allows Add new distribution relationships Develop new products within existing lines Enter new lines/markets by hiring subject matter experts Growth levers for both “craft” and “flow” business Baleen (“Flow”) Streamlined underwriting of small, hard-to-place E&S risks • New capability launched late in Q2 2024 • Go-to-market brand: Baleen Specialty • Products: Launching our Minimum Viable Product, General Liability for contractors • Distribution: Major wholesale partners • Paper: Non-admitted • Maintain 100% control of underwriting; no delegated authority • Set clear appetite and rules criteria during product development • Straight-through processing delivers instant quotes Bowhead (“Craft”) Individual, custom underwriting of large, complicated risks • 100% of existing book • Go-to-market brand: Bowhead Specialty • Lines: Casualty, Professional Liability and Healthcare Liability • Distribution: Wholesale and retail • Paper: Admitted and non-admitted • Underwriting-first culture • Expertise-driven, customized approach for each risk • Individualized underwriting with collaborative roundtables Bowhead’s long-term growth strategy balances existing “craft” underwriting strategy with “flow” business launched in 2024

DRAFT: 3/1/2024 Financials

15 ($ in thousands) As of September 30, 2024 As of December 31, 2023 As of December 31, 2022 Fixed maturity securities $ 891,252 554,624 236,888 Short-term investments 10,002 8,824 46,035 Total investments $ 901,254 563,448 282,923 Cash and cash equivalents 132,893 118,070 64,659 Restricted cash and cash equivalents 28,822 1,698 15,992 Accrued investment income 7,118 4,660 1,231 Premium balances receivable 46,706 38,817 29,487 Reinsurance recoverable 225,011 139,389 63,531 Prepaid reinsurance premiums 146,133 116,732 74,541 Deferred policy acquisition costs 26,463 19,407 13,672 Property and equipment, net 7,438 7,601 6,050 Income taxes receivable 325 1,107 -- Deferred tax assets, net 16,277 14,229 11,281 Other assets 9,222 2,701 1,840 Total assets $ 1,547,662 1,027,859 565,207 Reserves for losses and loss expenses $ 679,568 431,186 207,051 Unearned premiums 427,096 344,704 231,743 Reinsurance balances payable 54,162 40,440 23,687 Income taxes payable 29 42 1,517 Accrued expenses 14,696 14,900 12,028 Other liabilities 7,285 4,510 5,807 Total liabilities $ 1,182,836 835,782 481,833 Total mezzanine and stockholders' equity $ 364,826 192,077 83,374 Total liabilities and stockholders’ equity $ 1,547,662 1,027,859 565,207 Summary historical financials Condensed Income Statement Condensed Balance Sheet ($ in thousands, except percentages and per share data) For the years ended Three months ended Revenues: December 31, 2023 December 31, 2022 September 30, 2024 September 30, 2023 Gross written premiums $ 507,688 356,948 196,976 148,919 Net written premiums 334,672 245,114 128,333 99,338 Net earned premiums 263,902 182,863 105,180 70,874 Net investment income 19,371 4,725 11,491 5,188 Total revenue $ 283,398 187,602 116,761 76,093 Net losses and loss adjustment expenses $ 166,282 111,761 67,824 42,796 Net acquisition costs 20,935 15,194 9,163 5,617 Operating expenses 63,456 45,986 22,386 16,376 Non-operating expenses 630 - 487 - Warrant expense - - 792 - Credit facility interest expenses and fees - - 252 - Foreign exchange (gains) losses (20) - 37 40 Total expenses $ 251,283 172,941 100,941 64,829 Net income $ 25,047 11,256 12,092 8,708 Key Operating and Financial Metrics Underwriting Income1 $ 14,035 9,922 5,807 6,186 Adjusted net income1 $ 26,152 11,256 12,520 8,819 Loss ratio 63.0% 61.1% 64.5% 60.4% Expense ratio 32.0% 33.5% 29.9% 31.0% Combined ratio 95.0% 94.6% 94.4% 91.4% Return on equity2 18.2% 13.1% 13.7% 24.8% Adjusted return on equity1,2 19.0% 13.1% 14.2% 25.1% Diluted earnings per share $ 1.04 0.47 0.36 0.36 Diluted adjusted earnings per share1 $ 1.09 0.47 0.38 0.37 Notes: 1 Non-GAAP financial measure. See “Non-GAAP Reconciliation” on slide 18 for a reconciliation of the non-GAAP financial measure to the most directly comparable U.S. GAAP measure; 2 For the three months ended September 30, 2024 and 2023, net income and adjusted net income are annualized to arrive at return on equity and adjusted return on equity

DRAFT: 3/1/2024 Appendix

17 Long-term strategic partnership established at inception AmFam participates in underwriting results and generates fee-based earnings Policies backed by “A” rated paper and ~$7Bn policyholder surplus1 Our partnership with AmFam Note: 1 AmFam’s policyholder surplus is as of December 31, 2023; ✓ ✓✓ ⚫ Originates, issues, and underwrites all Bowhead policies ⚫ Provides all claims, actuarial, accounting, reinsurance procurement/processing and other insurance support services ⚫ Provides “A” rated paper for business originated by Bowhead ⚫ Receives ceding fee ⚫ Bowhead is an affiliate of AmFAm for statutory purposes ⚫ Assumes 100% of risk of Bowhead policies from AmFam ⚫ Purchases reinsurance from high quality reinsurers (including AmFam)

18 Non-GAAP reconciliation For the years ended Three months ended ($ in thousands, except percentages) December 31, 2023 December 31, 2022 September 30, 2024 September 30, 2023 Adjusted net income2 $ 26,152 11,256 50,081 35,275 Average mezzanine and stockholder’s equity 137,726 86,050 352,368 140,533 Adjusted return on equity 19.0% 13.1% 14.2% 25.1% For the years ended Three months ended ($ in thousands) December 31, 2023 December 31, 2022 September 30, 2024 September 30, 2023 Pre- Tax After- Tax Pre- Tax After- Tax Pre- Tax After- Tax Pre- Tax After- Tax Income as reported $ 32,115 25,047 14,661 11,256 15,820 12,092 11,264 8,708 Adjustments: Net realized investment gains - - - - 18 18 - - Non-operating expenses 630 630 - - 487 487 - - Foreign exchange (gains) losses (20) (20) - - 37 37 40 40 Strategic initiatives1 806 806 - - - - 101 101 Tax impact - (311) - - - (114) - (30) Adjusted net income $ 33,531 26,152 14,661 11,256 16,362 12,520 11,405 8,819 For the years ended Three months ended ($ in thousands) December 31, 2023 December 31, 2022 September 30, 2024 September 30, 2023 Income before income taxes $ 32,115 14,661 15,820 11,264 Adjustments: Net investment income (19,371) (4,725) (11,491) (5,188) Net realized investment gains - - 18 - Other insurance-related income (125) (14) (108) (31) Non-operating expenses 630 - 487 - Warrant expense - - 792 - Credit facility interest expenses and fees - - 252 - Foreign exchange (gains) losses (20) - 37 40 Strategic initiatives1 806 - - 101 Underwriting income $ 14,035 9,922 5,807 6,186 Note: 1 Strategic initiatives represents costs incurred to set up our Baleen Specialty division, which is recorded in operating expenses within the Condensed Income Statement. The costs incurred primarily represent expenses to implement the new platform and processes supporting the Baleen Specialty division; 2 For the three months ended September 30, 2024 and 2023, adjusted net income is annualized to arrive at adjusted return on equity For the years ended Three months ended ($ in thousands, except per share data) December 31, 2023 December 31, 2022 September 30, 2024 September 30, 2023 Adjusted net income $ 26,152 11,256 12,520 8,819 Diluted weighted average shares outstanding 24,000,000 24,000,000 33,263,958 24,000,000 Diluted adjusted earnings per share $ 1.09 0.47 0.38 0.37